                                 EXHIBIT 10.2(e)

                   FIFTH AMENDMENT TO NOTE PURCHASE AGREEMENTS

                  THIS FIFTH AMENDMENT (this "FIFTH AMENDMENT") dated as of May 17, 1999 (the "FIFTH AMENDMENT CLOSING DATE") to the Note Purchase Agreements each dated July 7, 1995 is between CANDLE CORPORATION WORLDWIDE, INC., a Delaware corporation ("WORLDWIDE"), CANDLE CORPORATION OF AMERICA, a New York corporation ("CANDLE America"), PARTYLITE GIFTS, INC., a Delaware corporation ("PARTYLITE"; each of Worldwide, Candle America and PartyLite being referred to herein as a "PRIOR ISSUER" and collectively as the "PRIOR ISSUERS"), and BLYTH INDUSTRIES, INC., a Delaware corporation (the "PARENT"),and each of the holders of the Notes, as defined below (collectively, the "NOTEHOLDERS").

                                    RECITALS:

                  A. The Prior Issuers, the Parent and each of the Noteholders have heretofore entered into separate and several Note Purchase Agreements each dated July 7, 1995, as amended by the Amendment of Note Purchase Agreement dated as of June 30, 1996, Amendment No. 2 to Note Purchase Agreement dated as of December 13, 1996, Amendment No. 3 to Note Purchase Agreement dated as of March 10, 1997, and the Fourth Amendment to Note Purchase Agreement dated as of October 17, 1997 (collectively, the "NOTE AGREEMENTS"). Capitalized terms used herein shall have the respective meanings ascribed thereto in the Note Agreements unless herein defined or the context shall otherwise require.

                  B. The Parent has heretofore issued pursuant to the Note Agreements $25,000,000 aggregate principal amount of its Amended and Restated 7.54% Senior Notes due June 30, 2005 (the "NOTES"), all of which principal amount is presently outstanding. The Noteholders are the holders of 100% of the outstanding principal amount of the Notes.

                  C. The Prior Issuers have each executed and delivered to the Noteholders a Guaranty Agreement dated as of October 17, 1997 (collectively, the "GUARANTY AGREEMENTS") pursuant to which the Prior Issuers have unconditionally guaranteed the Parent's payment obligations under the Note Agreements and the Notes.

                  D. The Parent and the Prior Issuers have requested that (i) the Guaranty Agreements be terminated, and (ii) that certain amendments be made to the Note Agreements.

                  E. Subject to the terms and conditions of this Fifth Amendment, each of the Noteholders is willing to (i) terminate the Guaranty Agreements and (ii) amend the Note Agreements in certain respects as set forth herein.

                  NOW, THEREFORE, for good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the Prior Issuers, the Parent and the Noteholders do hereby agree as follows:

SECTION 1  TERMINATION OF GUARANTY.

                  Subject to the terms and conditions of this Fifth Amendment, effective on the Fifth Amendment Closing Date (as defined below) the Guaranty Agreements shall (without further action on the part of any Person) be terminated and shall have no further force and effect until such time (if ever) that (a) the obligations of any Prior Issuer under any guaranty by such Prior Issuer of the obligations of the Parent under the Credit Agreement become enforceable, or

(b) any Prior Issuer is or becomes obligated under any other Guaranty of Indebtedness of Parent. If and when the obligations of any Prior Issuer under any guaranty by such Prior Issuer of the obligations of the Parent under the Credit Agreement becomes enforceable or any Prior Issuer is or becomes obligated under any other Guaranty of Indebtedness of Parent, the Guaranty Agreement shall thereafter be enforceable against such Prior Issuer as if this Fifth Amendment had never been entered into.

SECTION 2  AMENDMENTS TO NOTE AGREEMENTS.

                  Effective on the Fifth Amendment Closing Date, each of the Note Agreements is hereby amended as follows:

                  2.1      AMENDMENTS TO SECTION 9 - AFFIRMATIVE COVENANTS.

                  (a)      AMENDMENTS TO SECTION 9 - INTRODUCTION.

                           (i) The introductory line of Section 9 is hereby
                  amended by deleting the phrase "and each Prior Issuer".

                  (b)      AMENDMENTS TO SECTION 9.1-9.5.

                           (i) Sections 9.1 through 9.5 are hereby amended by
                  deleting the phrase "The Parent and each Prior Issuer will and will cause each of their respective Subsidiaries" and replacing such phrase with the phrase "The Parent will and will cause each of its Subsidiaries".

                           (ii) Section 9.6 is hereby amended by deleting the
                  phrase "The Parent and each Prior Issuer will" and replacing such phrase with the phrase "The Parent will and will cause each of the Prior Issuers to".

                  2.2      AMENDMENTS TO SECTION 10 - NEGATIVE COVENANTS.

                  (a)      AMENDMENTS TO SECTION 10 - INTRODUCTION.

                           (i) The introductory line of Section 10 is hereby
                  amended by deleting the phrase "Each of the Prior Issuers and the" and replacing such phrase with the word "The".

                  (b)      AMENDMENTS TO SECTION 10.1 AND 10.2.

                           (i) Sections 10.1 and 10.2 are hereby amended by
                  deleting the phrase "The Parent and each Prior Issuer will not and will not permit any of their respective Subsidiaries" and replacing such phrase with the phrase "The Parent will not and will not permit any of its Subsidiaries".

                  (c)      AMENDMENTS TO SECTION 10.2.

                           (i) Clause (b) of Section 10.2 is hereby amended by
                  (1) deleting the phrase "existing as of the date hereof and"; and (2) deleting reference therein to "Section 10.2(g)" and inserting "Section 10.2(f)" in lieu thereof.


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

                           (ii) Clause (d) of Section 10.2 is hereby deleted in
                  its entirety and replaced with the following:

                           "(d) Liens existing on property of a Person immediately prior to its being consolidated with or merged into the Parent or any of its Subsidiaries or immediately prior to its becoming a Subsidiary of the Parent; PROVIDED that to the extent any Lien described in Items 6, 7, 9 and 10 of Schedule 10.2 secures any greater amount of Indebtedness than the respective amount thereof set forth in Schedule 10.2, such Lien shall not be permitted by this Section 10.2(d) but only by Section 10.2(f);"

                           (iii) Clause (e) of Section 10.2 is hereby amended by
                  adding the word "and" at the end thereof.

                           (iv) Clause (f) of Section 10.2 is hereby deleted in
                  its entirety and replaced with the following:

                           "(f) Liens securing Indebtedness of the Parent or any of its Subsidiaries not described in Section 10.2(a) through 10.2(e) above (the "OTHER LIENS"), PROVIDED that after giving effect to the creation, incurrence or assumption, or after accounting for the existence, of all Other Liens, the aggregate principal amount of all Indebtedness secured by all Other Liens does not exceed 15% of Consolidated Net Worth."

                           (v) Clause (g) of Section 10.2 is hereby deleted in
                  its entirety.

                  (d)      AMENDMENTS TO SECTION 10.3.

                           (i) Clause (b) of Section 10.3 is hereby amended by
                  deleting the phrase "existing as of the Fourth Amendment Closing Date and".

                           (ii) Clause (c) of Section 10.3 is hereby deleted in
                  its entirety and replaced with the following:

                           "(c) a Subsidiary may remain liable with respect to Indebtedness outstanding at the time such Subsidiary becomes a Subsidiary; PROVIDED that (i) such Indebtedness shall not have been incurred in contemplation of such Subsidiary becoming a Subsidiary and (ii) immediately after such Subsidiary becomes a Subsidiary, no Default shall exist; PROVIDED that any increase in the amount of the Indebtedness described in Items 6, 7, 9 and 10 of
                           Schedule 10.3 at such time over the respective amount thereof set forth in Schedule 10.3 shall not be permitted by this Section 10.3(c) but only by Section 10.3(f);"

                           (iii) Clause (e) of Section 10.3 is hereby amended by
                  adding the word "and" at the end thereof.

                           (iv) Clause (f) of Section 10.3 is hereby deleted in
                  its entirety and replaced with the following:


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

                           "(f) a Subsidiary may become and remain liable after the date hereof with respect to Indebtedness not described in Sections 10.3(a) through 10.3(e) above, PROVIDED that after giving effect to such Subsidiary's creation, assumption, incurrence or guaranty of (or such Subsidiary's becoming liable with respect to), or after accounting for the existence of, such other Indebtedness, the aggregate principal amount of all such Indebtedness of Subsidiaries does not exceed 15% of Consolidated Net Worth."

                           (v) Clause (g) of Section 10.3 is hereby deleted in
                  its entirety.

                  (e)      AMENDMENTS TO SECTION 10.7.

                           (i) The sixth line of Section 10.7 is hereby amended
                  by adding the phrase ", including but not limited to, by a distribution to shareholders" after the phrase "or indirectly".

                  2.3      AMENDMENTS TO SECTION 16 - EXPENSES, ETC.

                  (a)      AMENDMENTS TO SECTION 16.1.

                           (i) Section 16.1 is hereby amended by deleting the
                  phrase "and the Prior Issuers will be jointly and severally" each time it appears and replacing such phrase with the phrase "will be".

                  (b)      AMENDMENTS TO SECTION 16.2.

                           (i) The first line of Section 16.2 is hereby amended
                  by deleting the phrase "and the Prior Issuers".

                  2.4      DELETION OF PRIOR ISSUERS AS A PARTY TO AGREEMENT.

                  Effective on the Fifth Amendment Closing Date, each Note Agreement is further amended by deleting each Prior Issuer as party thereto until such time (if ever) that (a) the obligations of such Prior Issuer under any guaranty by such Prior Issuer of the obligations of the Parent under the Credit Agreement become enforceable, or (b) such Prior Issuer is or becomes obligated under any other Guaranty of Indebtedness of Parent. If and when the obligations of any Prior Issuer under any guaranty by such Prior Issuer of the obligations of the Parent under the Credit Agreement becomes enforceable or any Prior Issuer is or becomes obligated under any other Guaranty of Indebtedness of Parent, such Prior Issuer shall thereafter be a party to each Note Agreement as if this Fifth Amendment had never been entered into.

SECTION 3  AMENDMENTS TO EXHIBITS AND SCHEDULES.

                  Effective on the Fifth Amendment Closing Date, the following Exhibits and Schedules shall be amended as set forth below:

                  (a) The form of Subsidiary Guaranty attached to the Note Agreements as Exhibit 4.7 is hereby deleted in its entirety.

                  (b) The form of Compliance Certificate attached to the Note Agreements as Exhibit 7.2 is hereby amended to read as set forth on Exhibit A attached to this Fifth Amendment.


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

                  (c) Schedule 5.4 attached to the Note Agreements is hereby amended to read as set forth on Exhibit B attached to this Fifth Amendment (as the same may be updated by written notice by Parent to the Noteholders on or before the Fifth Amendment Closing Date).

                  (d) Schedules 10.2 and 10.3 attached to the Note Agreements are hereby amended to read as set forth on Exhibits C & D attached to this Fifth Amendment.

SECTION 4         REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE PARENT.

                  4.1 To induce the Noteholders to execute and deliver this Fifth Amendment (which representations shall survive the execution and delivery of this Fifth Amendment), the Parent represents and warrants to the Noteholders that:

                           (a) the Parent is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and is duly qualified as a foreign corporation and is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; this Fifth Amendment has been duly authorized, executed and delivered by the Prior Issuers and the Parent, respectively, and constitutes the legal, valid and binding obligation, contract and agreement of the Prior Issuers and the Parent, respectively, enforceable against each of them in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws or equitable principles relating to or limiting creditors' rights generally;

                           (b) each of the Notes has been authorized, executed and delivered by the Parent, constitutes the legal, valid and binding obligation, contract and agreement of the Parent, enforceable against the Parent in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws or equitable principles relating to or limiting creditors' rights generally;

                           (c) the Note Agreements, as amended by this Fifth Amendment, constitute the legal, valid and binding obligations, contracts and agreements of the Prior Issuers and the Parent, respectively, enforceable against each of them in accordance with their respective terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws or equitable principles relating to or limiting creditors' rights generally;

                           (d) the execution, delivery and performance by the Prior Issuers and the Parent, respectively, of this Fifth Amendment, and the performance by the Prior Issuers and the Parent, as applicable, of the Note Agreements and the Notes (i) have been duly authorized by all requisite corporate action and, if required, shareholder action,
         (ii) do not require the consent or approval of any governmental or regulatory body or agency, and (iii) will not (A) violate (1) any provision of law, statute, rule or regulation or their respective articles of incorporation or bylaws, (2) any order of any court or any rule, regulation or order of any other agency or government binding upon either of them, or (3) any provision of any material indenture, agreement or other instrument to which either of them is a party or by which either of their properties or assets are or may be bound, including, without limitation, that certain Credit Agreement dated as of October 17, 1997, as amended, among the Parent, the banks listed therein, Morgan Guaranty Trust Company of New York, as Documentation Agent and Bank of America National Trust and Savings Association, as Administrative Agent (the "CREDIT AGREEMENT") or (B) result in a breach or constitute (alone or with due notice or lapse of time or both) a default under any indenture, agreement or other instrument referred to in clause (iii)(A)(3) of this Section 4.1(d);

                           (e) as of the date hereof and after giving effect to this Fifth Amendment and the consummation of the transactions contemplated hereby, no Default or Event of Default has occurred which is continuing; and

                           (f) all the representations and warranties contained in Section 5 of the Note Agreements (excluding Section 5.3) are true and correct in all material respects with the same force and effect as if made by the Parent on and as of the date hereof.

                  4.2 The Parent covenants that it shall pay the fees and expenses set forth in that certain letter dated May 17, 1999 at the times specified therein.

SECTION 5         CONDITIONS TO EFFECTIVENESS OF SECTIONS 1, 2 AND 3.

                  5.1 Sections 1, 2 and 3 of this Fifth Amendment shall not become effective until, and shall become effective when, each and every one of the following conditions shall have been satisfied on or before August 15, 1999 (the date on which all such conditions are satisfied being the "FIFTH AMENDMENT CLOSING DATE"):

                           (a) executed counterparts of this Fifth Amendment, duly executed by the Prior Issuers, the Parent and the Required Holders, shall have been delivered to the Noteholders;

                           (b) Parent shall have paid the fees and expenses set forth in that certain letter dated May 17, 1999;

                           (c) on the Fifth Amendment Closing Date, the representations and warranties of the Parent set forth in Section 4 hereof shall be true and correct on and as of the date hereof and as of the Fifth Amendment Closing Date, and the Noteholders shall have received an Officer's Certificate of the Parent dated the Fifth Amendment Closing Date to such effect;

                           (d) on the Fifth Amendment Closing Date, Parent shall have issued in a public offering registered under the Securities Act of 1933 not less than $100 million principal amount of its senior notes (the "NEW SENIOR NOTES"), which New Senior Notes (i) shall have a maturity date of not less than ten (10) years, and with no required amortization payments prior to July 1, 2005, (ii) shall have been rated by S&P and Moody's, (iii) shall be unsecured and (iv) shall not be guaranteed by any Subsidiary of the Parent; and

                           (e) on or before the Fifth Amendment Closing Date, the Noteholders shall have received evidence satisfactory to the Required Holders that (a) the guaranties of the Prior Issuers of the obligations of the Parent under the Credit Agreement have become unenforceable until such time (if ever) that any Prior Issuer is or becomes obligated under a Guaranty (as defined in the Credit Agreement) of Indebtedness (as defined in the Credit Agreement) of the Parent and (b) all guaranties by the Prior Issuers under any other credit agreement to which Parent is a party have been terminated.

                  Upon receipt of all of the foregoing, this Fifth Amendment shall become effective.

SECTION 6         MISCELLANEOUS.

                  6.1 This Fifth Amendment shall be construed in connection with and as part of each of the Note Agreements, and except as modified and expressly amended by this Fifth Amendment, all terms, conditions and covenants contained in the Note Agreements and the Notes are hereby ratified and shall be and remain in full force and effect.

                  6.2 Any and all notices, requests, certificates and other instruments executed and delivered after the execution and delivery of this Fifth Amendment may refer to the Note Agreements without making specific reference to this Fifth Amendment but nevertheless all such references shall include this Fifth Amendment unless the context otherwise requires.

                  6.3 The descriptive headings of the various Sections or parts of this Fifth Amendment are for convenience only and shall not affect the meaning or construction of any of the provisions hereof.

                  6.4 This Fifth Amendment shall be governed by and construed in accordance with New York law.

                  6.5 The execution hereof by the parties hereto shall constitute a contract between such parties for the uses and purposes herein set forth. This Fifth Amendment may be executed in any number of counterparts, each executed counterpart constituting an original, but all together only one agreement.

                  (Remainder of page intentionally left blank)


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

                  In witness whereof, the parties hereto have caused this Fifth Amendment to be duly executed and delivered as of the date first written above.

                             BLYTH INDUSTRIES, INC.

                             By________________________________________________
                                      Richard T. Browning
                                      Vice President and Chief Financial Officer

                             CANDLE CORPORATION WORLDWIDE, INC.

                             By________________________________________________
                                      Richard T. Browning
                                      Vice President, Chief Financial Officer
                                      and Treasurer

                             CANDLE CORPORATION OF AMERICA

                             By________________________________________________
                                      Richard T. Browning
                                      Senior Vice President and Treasurer

                             PARTYLITE GIFTS, INC.

                             By________________________________________________
                                      Richard T. Browning
                                      Vice President and Treasurer

The foregoing is hereby
agreed to as of the
date thereof.

CONNECTICUT GENERAL LIFE
INSURANCE COMPANY

By:      CIGNA INVESTMENTS, INC., its Authorized Agent

         By______________________
         Name:
         Title:


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

The foregoing is hereby
agreed to as of the
date thereof.

CIGNA PROPERTY AND CASUALTY
INSURANCE COMPANY

BY:      CIGNA INVESTMENTS, INC., its Authorized Agent

         By______________________
         Name:
         Title:


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

The foregoing is hereby
agreed to as of the
date thereof.

LIFE INSURANCE COMPANY OF
NORTH AMERICA

BY:      CIGNA INVESTMENTS, INC., its Authorized Agent

         By______________________
         Name:
         Title:

The foregoing is hereby
agreed to as of the
date thereof.

UNITED OF OMAHA LIFE INSURANCE COMPANY

By______________________
Name:
Title:

EXHIBIT A

                         FORM OF COMPLIANCE CERTIFICATE

                             COMPLIANCE CERTIFICATE

THE UNDERSIGNED HEREBY CERTIFIES THAT:

                  (1) He/She is the duly elected ____________________ of Blyth Industries, Inc., a Delaware corporation (the "PARENT");

                  (2) He/She has reviewed the terms of those certain Note Purchase Agreements dated as of July 7, 1995, as amended, supplemented or otherwise modified to the date hereof (said Note Purchase Agreements, as so amended, supplemented or otherwise modified, collectively being the "NOTE PURCHASE AGREEMENTS", the terms defined therein and not otherwise defined in this Certificate (including Attachment No. 1 annexed hereto and made a part hereof) being used in this Certificate as therein defined), by and among the Prior Issuers, the Parent and the Purchasers in each of the Note Purchase Agreements, and has made, or has caused to be made under his/her supervision, a review in reasonable detail of the transactions and condition of the Parent and its Subsidiaries during the accounting period covered by the attached financial statements; and

                  (3) The examination described in paragraph (2) above did not disclose, and he/she has no knowledge of, the existence of any condition or event which constitutes a Default or Event of Default during or at the end of the accounting period covered by the attached financial statements or as of the date of this Certificate[, except as set forth below].

                  [Set forth [below] [in a separate attachment to this Certificate] are all exceptions to paragraph (3) above listing, in detail, the nature of the condition or event, the period during which it has existed and the action which the Parent and/or its Subsidiairies has taken, is taking, or proposes to take with respect to each such condition or event:

_________________    _________________    _________________    ________________]

                  The foregoing certifications, together with the computations set forth in Attachment No. 1 annexed hereto and made a part hereof and the financial statements delivered with this Certificate in support hereof, are made and delivered this __________ day of _____________, ______ pursuant to Section
7.2 of the Note Purchase Agreements.

                                                BLYTH INDUSTRIES INC.

                                                By: __________________________
                                                Title: ________________________


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

ATTACHMENT NO. 1

                            TO COMPLIANCE CERTIFICATE

                  This Attachment No. 1 is attached to and made a part of a Compliance Certificate dated as of ____________, _____ and pertains to the period from ____________, _____ to ____________, _____. Section references herein relate to Sections of the Note Purchase Agreements.

A. Indebtedness secured by all Other Liens not to exceed 15% of Consolidated Net Worth (Section 10.2)

         1.      Indebtedness secured by all Other Liens             __________
         2.      15% of Consolidated Net Worth                       __________

B. Indebtedness of Subsidiaries not to exceed 15% of Consolidated Net Worth (Section 10.3)

         1.      Indebtedness of Subsidiaries                        __________
         2.      15% of Consolidated Net Worth                       __________

C.       Investments not to exceed 15% of Consolidated
         Net Worth (Section 10.4)

         1.      Investments                                         __________
         2.      15% of Consolidated Net Worth                       __________

D.       Leverage Ratio (Section 10.5) shall not be less than 2.00 : 1.00

         1.      Consolidated Debt at period end                      __________
         2.      Consolidated Net Income (last four quarters)         __________
         3.      Income tax expenses (last four quarters)             __________
         4.      Interest expense (last four quarters)                __________
         5.      Depreciation and amortization (last four quarters)   __________
         6.      Consolidated EBITDA (Sum of Lines 2, 3, 4, and 5)    __________
         7.      Leverage Ratio (Line 1 divided by Line 6)            __________

E.       Minimum Consolidated Net Worth (Section 10.6)

         1.      Actual Stockholders' Equity at period end            __________
         2.      Minimum Consolidated Net Worth
                 a.       Starting sum                              $160,000,000
                 b.       Plus 50% of Cumulative Positive Net Income  __________
                 c.       Plus 50% of Cumulative Equity Proceeds      __________
                 d.       Minimum Consolidated Net Worth              __________
                          (Sum of Lines a, b, and c)

EXHIBIT B

                         SCHEDULE 5.4 TO NOTE AGREEMENTS

EXHIBIT C & D

                   SCHEDULES 10.2 AND 10.3 TO NOTE AGREEMENTS


                                       17